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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                 FORM 8 - K

                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934


                                Date of Report
                      (Date of earliest event reported):
                               October 2, 2006

                        THE BANK OF NEW YORK COMPANY, INC.
                        ----------------------------------
              (exact name of registrant as specified in its charter)


  NEW YORK                 001-06152               13-2614959
  --------                 ---------               ---------
(State or other jurisdiction  (Commission       (I.R.S. employer
 of incorporation)             file number)      identification number)


         One Wall Street, New York, NY                       10286
         -----------------------------                       -----
    (Address of principal executive offices)                (Zip code)

                                    212-495-1784
                                    ------------
                  (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities
    Act(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01   Other Events
            ------------

On October 2, 2006, the Company issued a press release related to the completion of the transaction resulting in the formation of BNY ConvergEx Group, LLC, which was first announced on June 30, 2006. A copy of the press release is included as Exhibit 99.1 to this Form 8-K and incorporated herein by reference in its entirety.


ITEM 9.01   Financial Statements and Exhibits
            ---------------------------------

Index to and Description of Exhibits

(d)  Exhibit No.     Description
     -----------     -----------
        99.1	     Press release, dated October 2, 2006, related to the
                     formation of BNY ConvergEx Group, LLC.




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                                   SIGNATURE
                                   ---------



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 3, 2006


                                    THE BANK OF NEW YORK COMPANY, INC.
                                     (Registrant)


                                    By: /s/ Bart R. Schwartz
                                    -------------------------
                                    Name:  Bart R. Schwartz
                                    Title: Corporate Secretary



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                                 EXHIBIT INDEX
                                 -------------


Exhibit No.     Description
-----------     -----------
    99.1	Press release, dated October 2, 2006, related to the
                formation of BNY ConvergEx Group, LLC.